                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 23, 1997
                                                  -------------------------

                                  HUNTCO INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


     Missouri                       1-13600                    43-1643751
-----------------           ----------------------          --------------
 (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



14323 S. Outer Forty, Suite 600N, Town & Country, Missouri          63017
----------------------------------------------------------        ---------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (314) 878-0155
                                                  ---------------------------


                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item  5.     Other Events

Huntco Inc. (the "Company") issued a news release on October 23, 1997, which news release updated the Company's forward-looking data and announced the Company's change to a calendar year end. This news release is incorporated herein by reference to Exhibit 99 attached hereto.



Item 8.     Change in Fiscal Year

On October 23, 1997, Huntco Inc. (the "Company") determined to change its fiscal year end from April 30 to December 31. The Company intends to file a Form 10-Q for the full fiscal quarter ending October 31, 1997, based upon its existing April 30 fiscal year. The Company intends to file a Form 10-K for the eight months ending December 31, 1997, in which to report the transition period to the Company's new calendar year end.


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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HUNTCO  INC.



By:       /s/ Robert J. Marischen
    -------------------------------------
    Robert J. Marischen,
     Vice Chairman & Chief Financial Officer

Date:      October 23, 1997



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                                 EXHIBIT INDEX

     These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

 Exhibit No.                      Description
 -----------           ----------------------------------

     99                 News release of October 23, 1997